Exhibit 10.9

PLS REGULAR FACILITY	EXECUTION

AMENDMENT NO. 10 TO

THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 10 to Third Amended and Restated Master Repurchase Agreement, dated as of April 24, 2020 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (a  “Buyer”), Alpine Securitization LTD (a “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC  (the  “Guarantor”).

RECITALS

The Administrative Agent,  the Buyers, the Seller and the Guarantor are parties to that certain Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017 (as amended by Amendment No. 1, dated as of June 1, 2017, Amendment No. 2, dated as of December 20, 2017, Amendment No. 3, dated as of February 1, 2018, Amendment No. 4, dated as of April 27, 2018,  Amendment No. 5, dated as of February 11, 2019, Amendment No. 6, dated as of April 26, 2019, Amendment No. 7, dated as of September 11, 2019,  Amendment No. 8, dated as of March 6, 2020, and Amendment No. 9, dated as of April 1, 2020,  the “Existing Repurchase Agreement”, and as further amended by this Amendment, the “Repurchase Agreement”),  and the related Second Amended and Restated Pricing Side Letter, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  The Guarantor is party to that certain Amended and Restated Guaranty, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”),  by the Guarantor in favor of Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.   Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1       deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) April 23, 2021, and (b) the date of the occurrence of an Event of Default.

1.2       adding the following definitions in their proper alphabetical order:

“E-Sign” means the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq.

“UETA” means the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999.

1.3       deleting the definition of “GNMA Advances” and any and all references thereto in their entirety.

SECTION 2.   Conditions Precedent.  Section 10(b) of the Existing Repurchase Agreement is hereby amended by deleting clause (5) thereof in its entirety and replacing it with the following:

(5)        Requirements of Law.  Neither Administrative Agent nor Buyers shall have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent or any Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into Transactions with a Pricing Rate based on the Reference Rate.

SECTION 3.   Non-assignability.  Section 22(b) of the Existing Repurchase Agreement is hereby amended by deleting the reference to Section 7 therein and replacing it with a reference to Section 11.

SECTION 4.    Counterparts.  Section 31 of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

31.       Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Agreement.  The parties agree that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, UETA and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.

SECTION 5.  General Interpretive Principles.  Section 40(h) of the Existing Repurchase Agreement is hereby amended by deleting the reference to Section 5-107(7) and replacing it with a reference to Section 1-201(b)(20).

SECTION 6.   Authorized Representatives.  Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Annex A hereto.

SECTION 7.   Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”),  subject to the satisfaction of the following conditions precedent:

7.1       Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)        this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor;

(b)        Amendment No. 10 to Second Amended and Restated Pricing Side Letter, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor; and

(c)        such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 8.   Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of Repurchase Agreement.

SECTION 9.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures.  The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (“E-Sign Act”), Title 15, United States Code, Sections 7001 et seq., the Uniform

Electronic Transaction Act (“UETA”) and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be reasonably chosen by a signatory hereto.

SECTION 11. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 12.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 13. Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to Administrative Agent and Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Buyer and as a Buyer

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

By:	/s/ Ernest Calabrese
Name: Ernest Calabrese
Title: Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

By:	/s/ Kevin Quinn
Name: Kevin Quinn
Title: Vice President

Signature Page to Amendment No. 10 to Third Amended and Restated Master Repurchase Agreement

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh using an electronic signature
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh using an electronic signature
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

Signature Page to Amendment No. 10 to Third Amended and Restated Master Repurchase Agreement

Annex A
to the Amendment

ADMINISTRATIVE AGENT AND BUYER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Administrative Agent and/or Buyers under this Agreement:

Name	Title	Signature
Margaret Dellafera	Vice President
Elie Chau	Vice President
Robert Durden	Vice President
Ron Tarantino	Vice President
Pete Sack	Vice President
Kwaw De Graft-Johnson	Vice President
Dominic Obaditch	Vice President
Sean Walker	Vice President
Ernest Calabrese	Vice President
Jonathan Braus	Vice President
Charles Trombley	Vice President

Signature Page to Amendment No. 10 to Third Amended and Restated Master Repurchase Agreement